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                                                                  Exhibit 10.20

                                AEARO CORPORATION

                             1996 STOCK OPTION PLAN
                             ----------------------


SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
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      The name of the plan is the Aearo Corporation 1996 Stock Option Plan (the
"Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors and consultants of Aearo Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Cause" means (a) the commission of an act of fraud or embezzlement, (b) the unauthorized disclosure of confidential or proprietary information of the Company or any of its Subsidiaries which results in material financial loss to the Company or any of its Subsidiaries, (c) the commission of a felony, (d) willful misconduct as an employee of the Company or any of its Subsidiaries which is reasonably likely to result in material injury or financial loss to the Company or any of its Subsidiaries or (e) the willful failure to render services to the Company or any of its Subsidiaries in accordance with his employment which failure amounts to a material neglect of duties to the Company or any of its Subsidiaries.

      "Committee" means the Committee of the Board referred to in Section 2.

      "Disinterested Person" means a non-employee Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act.

      "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 15.

      "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and




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asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported, and (iii) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Independent Director" means a member of the Board who is neither an employee or officer of the Company or any Subsidiary.

      "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

      "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
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           AND GRANT OPTIONS
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      (a) COMMITTEE. The Plan shall be administered by a committee of the Board of not less than two Independent Directors appointed by the Board from time to time. On and after the date the Company becomes subject to the Act and through August 14, 1996, each member of the Committee shall be a Disinterested Person. On and after August 15, 1996, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b- 3(b)(3). On and after the date the Plan becomes subject to Section 162(m) of the Code, each

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member of the Committee shall be an "outside director" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder. On and after August 15, 1996, the Plan may also be administered by the Board, and all references to the "Committee" herein may also be deemed to refer to the Board.

      (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Options consistent with the terms of the Plan, including the power and authority:

            (i) to select the officers, employees, Independent Directors, consultants and key persons of the Company and its Subsidiaries to whom Options may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options and Non-Qualified Stock Options, or any combination of the foregoing, granted to any one or more participants;

            (iii) to determine the number of shares of Stock to be covered by any Options;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and participants, and to approve the form of written instruments evidencing the Options;

            (v) to accelerate at any time the exercisability or vesting of all or any portion of any Option and/or to include provisions in Options providing for such acceleration;

            (vi) to impose any limitations on Options granted under the Plan, including limitations on transfers, repurchase provisions and the like;

            (vii) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Options may be exercised; and

            (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.


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SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
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      (A) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 800,000 shares of Stock. For purposes of the foregoing limitations, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Options; provided, however, that on and after the date the Plan is subject to Section 162(m) of the Code, Options with respect to no more than 200,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

      (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iv) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

      (c) MERGERS AND OTHER TRANSACTIONS. Unless otherwise provided in the relevant option agreement with respect to the relevant Option, if (i) the Company is acquired by another person or entity in a merger, consolidation or reorganization or is merged into or consolidated with another corporation and the Company is not the surviving corporation, (ii) shares of Stock are converted into cash, securities or property other than shares of Stock, (iii) the Company is liquidated, dissolved, or (iv) the Company sells or otherwise disposes of all or substantially all of its assets to another entity while any portion of any Option remains unexercised and unexpired (any transaction described in clauses
(i), (ii) or (iii) above is referred to herein as a "Transaction"), such Option shall be assumed as of the effective date of such Transaction by the acquiring or surviving entity, if any, with appropriate adjustment to the number and kind of shares or other securities subject to such Option and, if appropriate, the per share exercise price of such Option; provided, however, that in connection with any of such Transaction the Committee may also take one or more of the following actions:

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      (i) The Committee may terminate the Option as of the effective date of such Transaction, provided that notice of such termination is given to the Optionee at least 10 days prior to the effective date of such Transaction, and the Optionee shall have the right to exercise so much of the Option as is then vested and exercisable during said 10-day period, including if the Option becomes exercisable due to acceleration of exercisability by the Committee as provided in Section 3(c)(ii) below, except that in such cases, the exercise of the Option shall be conditioned upon the effectiveness of such Transaction;

      (ii) The Committee may accelerate the date of vesting and exercisability of any unexercised and unexpired portion of the Option to a date specified by the Committee prior to the effective date of such Transaction and shall promptly notify the Optionee of such action;

      (iii) The Committee may provide for the repurchase of the unvested and unexercised portion of the Option by the Company on the effective date of such Transaction for a cash price per share of Stock equivalent to the value, as determined by the Committee, of the cash, securities or other property received with respect to each outstanding share of Stock in such Transaction by the stockholders of the Company, less the exercise price of the Option;

      (iv) The Committee may provide that after the effective date of such Transaction, the Optionee shall be entitled upon exercise of the Option to receive in lieu of each share of Stock purchasable under the Option the same cash, securities or other property received with respect to each outstanding share of Stock in such Transaction by the stockholders of the Company, with or without deduction for the exercise price of the Option.

      (d) SUBSTITUTE OPTIONS. The Committee may grant Options under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY
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      Participants in the Plan will be such officers and other employees, directors and consultants of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion.

SECTION 5. STOCK OPTIONS
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     Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

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      Stock Options granted under the Plan may be either Incentive Stock Options or Non- Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, advisors, consultants and key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      No Incentive Stock Option shall be granted under the Plan after June   ,
2006.

      (a) TERMS OF STOCK OPTIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.


            (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

            (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections

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      (B) and (C) below shall become available only after the closing of the
      Initial Public Offering:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                  (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly
            executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

      Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

            (v) TERMINATION. Unless otherwise provided in the option agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in his Stock Options shall automatically terminate.

            (vi) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

      (b) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

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SECTION 6. TAX WITHHOLDING
           ---------------

      Each participant shall, no later than the date as of which the value of an Option or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.
           -------------------------------

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 8. AMENDMENTS AND TERMINATION
           --------------------------

      The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the
Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Option if it were then initially granted under this
Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent. If and to the extent determined by the Committee to be necessary to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders who are eligible to vote at a meeting of stockholders.

SECTION 9. GENERAL PROVISIONS
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      (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may
require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

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      No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

      (b) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Options do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 10. EFFECTIVE DATE OF PLAN
            ----------------------

      This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 11. GOVERNING LAW
            -------------

      This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.



Adopted and Effective:                , 1996


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